                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                 FIRST CONSULTING GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                                     [LOGO]

                                January 20, 1999

To Our Stockholders:

    You are cordially invited to attend a Special Meeting of Stockholders of First Consulting Group, Inc. to be held at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802 on Friday, February 26, 1999 at 9:00 a.m. local time.

    The matters expected to be acted upon at the meeting are described in detail in the following notice of special meeting of Stockholders and proxy statement.

    It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                                [/S/ LUTHER J. NUSSBAUM]

                                          Luther J. Nussbaum
                                          CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                       111 W. OCEAN BOULEVARD, 4TH FLOOR
                          LONG BEACH, CALIFORNIA 90802

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 26, 1999

TO THE STOCKHOLDERS OF FIRST CONSULTING GROUP, INC.:

    NOTICE IS HEREBY GIVEN that a special meeting of stockholders of First Consulting Group, Inc., a Delaware corporation ("FCG" or the "Company"), will be held on February 26, 1999 at 9:00 a.m. local time at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802, to consider and vote upon the following proposals:

    1. To approve the amendment of FCG's 1997 Equity Incentive Plan to increase the number of shares of FCG common stock reserved for issuance thereunder from 1,600,000 shares to 3,500,000 shares (an increase of 1,900,000 shares).

    2. To approve the amendment of FCG's 1997 Non-Employee Directors' Stock Option Plan to increase the number of shares of FCG common stock reserved for issuance thereunder from 200,000 shares to 300,000 shares (an increase of 100,000 shares).

    3. To transact such other business as may properly come before the FCG special meeting or any adjournment or postponement thereof.

    The proposed amendments and other related matters are more fully described in the proxy statement accompanying this notice.

    Stockholders of record at the close of business on January 13, 1999 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

    All stockholders are cordially invited to attend the Company's special meeting in person. Whether or not you expect to attend, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Directors

                                               [/S/ PATRICIA A. LOWERY]
                                          Patricia A. Lowery
                                          SECRETARY

Long Beach, California
January 20, 1999

                                     [LOGO]

                       111 W. OCEAN BOULEVARD, 4TH FLOOR
                          LONG BEACH, CALIFORNIA 90802

                                PROXY STATEMENT

                                JANUARY 20, 1999

    The First Consulting Group, Inc. ("FCG" or the "Company") special meeting will be held at FCG's principal offices, located at 111 W. Ocean Boulevard, 4th Floor, Long Beach, California 90802, on February 26, 1999 at 9:00 a.m. local time. The purpose of the FCG special meeting is to consider and vote upon (1) a proposal to amend FCG's 1997 Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of common stock of the Company reserved for issuance thereunder from 1,600,000 shares to 3,500,000 (an increase of 1,900,000 shares); (2) a proposal to amend FCG's 1997 Non-Employee Directors' Stock Option Plan (the "Non-Employee Directors' Plan") to increase the number of shares of common stock of the Company reserved for issuance thereunder from 200,000 shares to 300,000 (an increase of 100,000 shares); and (3) to transact such other business as may properly come before the FCG special meeting or any adjournment or postponement thereof. FCG stockholders of record at the close of business on January 13, 1999 (the "Record Date") are entitled to vote upon such other matters as may be properly brought before the FCG special meeting or any postponements or adjournments thereof.

PROXIES

    The proxy card accompanying this proxy statement is being solicited on behalf of the FCG Board of Directors for use at the FCG special meeting. All proxies will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying notice of the special meeting and this proxy statement.

SOLICITATION

    This proxy statement and the accompanying form of proxy were first mailed to FCG stockholders of record on or about January 20, 1999, and constitute notice of the FCG special meeting in conformity with the requirements of the Delaware General Corporation Law.

    FCG will pay the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of FCG common stock beneficially owned by others to forward to such beneficial owners.

    Original solicitation of proxies has been by mail and may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of FCG. No additional compensation will be paid to directors, officers or other employees for such services. FCG may reimburse persons representing

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beneficial owners of FCG common stock for their expenses in forwarding solicitation materials to such beneficial owners.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of FCG common stock at the close of business on the Record Date are entitled to notice of and to vote at the FCG special meeting. At
the close of business on the Record Date there were          shares of FCG
common stock outstanding and entitled to vote at the special meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of FCG common stock entitled to vote at the FCG special meeting is necessary to constitute a quorum. Each holder of record of FCG common stock on the Record Date will be entitled to one vote on all matters to be voted upon at the FCG special meeting for each share held. Except for the stockholders identified herein under "Security Ownership of Certain Beneficial Owners and Management," as of the Record Date, to the knowledge of FCG, no other person or entity beneficially owned more than 5% of the outstanding FCG common stock.

VOTE REQUIRED

    Approval of the amendment of the Equity Incentive Plan and the amendment of the Non-Employee Directors' Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the FCG special meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and will have the same effect as negative votes on each proposal. Broker non-votes are also counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the corporate secretary of FCG at FCG's principal offices a written notice of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the FCG special meeting and voting in person. Attendance at the FCG special meeting will not, by itself, revoke a proxy.

                     PROPOSAL NO. 1--APPROVAL OF AMENDMENT
                       TO THE 1997 EQUITY INCENTIVE PLAN

    FCG stockholders are being asked to approve an amendment to the Company's 1997 Equity Incentive Plan (the "Equity Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder from 1,600,000 shares to 3,500,000 shares (an increase of 1,900,000 shares). The Board of Directors of the Company (the "Board") approved the proposed amendment described above on December 15, 1998, to be effective upon approval by the Company's stockholders. Approval of the amendment of the Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the FCG special meeting.

    The Board believes that the availability of additional option shares under the Equity Incentive Plan is an important element in the overall success of the Company. The Board believes that the Company's ability to recruit and retain personnel with strong information technology, healthcare and consulting expertise is critical to the Company's overall success. Given the intense competition for such personnel, the Board believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, is particularly important in attracting and retaining qualified candidates.

    The Board also believes that providing stock option grants under the Equity Incentive Plan is an important element in the successful integration of businesses acquired by FCG. The Company's strategy

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includes acquiring complementary businesses, technology and service offerings.
In order to successfully integrate such businesses, technology and service offerings, the Company may be required to offer equity incentives under the Equity Incentive Plan to new employees and officers. In addition, the Board believes that equity-based incentives are favorable because such incentives align the interests of the Company's management and employees with those of the Company's stockholders.

                       THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE IN FAVOR OF PROPOSAL NO. 1.

    Unless otherwise indicated, the following summary of the principal provisions of the Equity Incentive Plan assumes the approval of this Proposal No. 1. This summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which is attached to this proxy statement as APPENDIX A.

          SUMMARY OF THE PROVISIONS OF THE 1997 EQUITY INCENTIVE PLAN

GENERAL

    The Equity Incentive Plan was adopted by the Board on August 22, 1997, and was approved by the Company's stockholders on January 15, 1998. The Company adopted the Equity Incentive Plan in order to provide qualified employees, directors and consultants with an opportunity to share in the Company's growth and to purchase the Company's common stock. The Equity Incentive Plan also assists the Company in obtaining qualified employees, directors and consultants and in building a satisfying long-term relationship with existing employees, directors and consultants through recognition of their contributions to the Company.

    The Committee believes that all employees, directors and consultants should be compensated based on their contribution to the Company and to building sustainable long-term value for the Company's stockholders. In determining specific compensation programs, the Committee considers individual and group performance, including successful achievement of business, management and research objectives, maintenance of strong relationships with the Company's clients, new business generation and teamwork. The Committee strives to design compensation programs that will tie individual rewards to the Company's success and align interests between officers and stockholders of the Company. The Committee also strives to design compensation programs that help retain its officers and encourage personal and professional development and growth.

    The Equity Incentive Plan provides for the grant of both incentive and nonstatutory (non-qualified) stock options. Incentive stock options granted under the Equity Incentive Plan are intended to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Equity Incentive Plan are intended by the Company not to qualify as incentive stock options under the Code. In addition, the Equity Incentive Plan permits the granting of stock appreciation rights ("SARs") appurtenant to or independent of options, as well as stock bonuses and rights to purchase restricted stock (options, SARs, stock bonuses and rights to purchase restricted stock are hereinafter referred to collectively as "Stock Awards"). To date, the Company has only granted stock options under the Equity Incentive Plan.

STOCK SUBJECT TO THE EQUITY INCENTIVE PLAN

    Prior to the proposed amendment of the Equity Incentive Plan, there were 1,600,000 shares of common stock authorized for issuance under the Equity Incentive Plan. The amendment to the Equity Incentive Plan proposed hereby would increase the number of shares authorized under the Equity Incentive Plan to 3,500,000 shares. Subject to stockholder approval of Proposal No. 1, common stock that may be sold pursuant to Stock Awards under the Equity Incentive Plan shall not exceed in the aggregate 3,500,000 shares. As of December 31, 1998, 10,146 shares of common stock had been issued upon the exercise of options granted under the Equity Incentive Plan, options to purchase 1,406,504 shares of

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common stock at a weighted average exercise price of $10.27 were outstanding, and 183,350 shares remained available for future grant. If Stock Awards granted under the Equity Incentive Plan expire or otherwise terminate without being exercised, the common stock not purchased pursuant to such Stock Awards becomes available for reissuance under the Equity Incentive Plan.

ADMINISTRATION

    As authorized by the Equity Incentive Plan, the Board has delegated administration of the Equity Incentive Plan to the Compensation and Stock Option Committee of the Board (the "Compensation Committee"), which determines to whom and on what dates the Stock Awards will be granted and the types of Stock Awards to be granted, and the terms of such Stock Awards including the exercise price, number of shares subject to the Stock Awards and the exercisability thereof. The Compensation Committee currently consists of Stanley R. Nelson, Stephen E. Olson and Jack O. Vance, all of whom are "disinterested persons" as that term is defined under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as that term is defined pursuant to Section 162(m) of the Code. The decision to grant a Stock Award is made according to position guidelines established by the Compensation Committee on recommendation of the internal compensation committee composed of a subset of the Company's Operating Committee. The Compensation Committee also has the authority to construe and interpret any of the provisions of the Equity Incentive Plan or any Stock Awards granted thereunder. As used herein with respect to the Equity Incentive Plan, the "Board" refers to any committee the Board shall appoint to administer the Equity Incentive Plan as well as to the Board itself.

ELIGIBILITY

    Incentive stock options and SARs appurtenant thereto may be granted under the Equity Incentive Plan only to employees (including directors if they are also employees) of the Company and its affiliates. Selected employees, directors and consultants are eligible to receive Stock Awards under the Equity Incentive Plan other than incentive stock options and SARs appurtenant thereto.

    No incentive stock option may be granted under the Equity Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company (a "Ten Percent Shareholder"), unless the option price is at least 110% of the fair market value on the date of grant of the stock subject to the option, and the term of the option does not exceed five years from the date of grant. An award to purchase restricted stock under the Equity Incentive Plan may not be granted to a Ten Percent Shareholder unless the purchase price is 100% of the fair market value of the stock on the date of grant.

TERMS OF STOCK AWARDS

    The following is a description of the permissible terms of Stock Awards under the Equity Incentive Plan. Individual Stock Award grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE OF OPTIONS; PAYMENT. The exercise price of incentive stock options under the Equity Incentive Plan may not be less than the fair market value of the common stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of each nonstatutory stock option under the Equity Incentive Plan may not be less than 85% of such fair market value.

    The exercise price of options granted under the Equity Incentive Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other common stock of the Company;
(b) pursuant to a deferred payment or other arrangement; or (c) in any other form of legal consideration acceptable to the Board.

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    In the event of a decline in the value of the Company's common stock, the
Board has the authority to offer optionees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Code Section 162(m), an option repriced under the Plan is deemed to be canceled and a new option granted. Both the option deemed to have been canceled and the new option deemed to have been granted will be counted against the eight hundred thousand (800,000) share limitation under the Plan. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering the other shares of Common Stock as payment of the exercise price.

    OPTION EXERCISE. Stock options granted under the Equity Incentive Plan generally may be exercised at any time, but are subject to a repurchase right in favor of the Company in accordance with a vesting schedule under which 20% of the underlying shares vest one year following the date of grant, and the remaining shares vest in equal successive monthly installments over each of the next forty-eight (48) months until fully vested or terminated as provided in the Equity Incentive Plan or related agreements. Shares covered by options granted in the future under the Equity Incentive Plan may be subject to different vesting terms (which may be based on performance or other criteria). In addition, an option may or may not provide that the option may be exercised prior to the stated vesting date, but in such event, the shares may be subject to a right of repurchase in favor of the Company or to any other restriction the Board determines to be appropriate.

    TERM OF OPTIONS. The maximum term of options to be granted under the Equity Incentive Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Equity Incentive Plan generally are non-transferable and generally terminate three months after the termination of the optionee's employment or relationship as a director or consultant with the Company or any affiliate of the Company, unless (i) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may be exercised at any time within 12 months of such termination; (ii) the termination of employment is due to such person's death, in which case the option may be exercised at any time within 18 months of such termination; or (iii) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the director or consultant relationship.

    STOCK AWARDS OTHER THAN OPTIONS. Any stock bonuses or restricted stock purchase awards granted under the Equity Incentive Plan may be in such form and may contain such terms and conditions as the Board shall deem appropriate. The purchase price under any restricted stock purchase agreement may not be less than eighty-five percent (85%) of the fair market value of the Company's common stock on the date of grant. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the common stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

    Shares of common stock sold or awarded under the Equity Incentive Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the common stock held by that person that have not vested as of the date of termination of such services under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person. SARs granted under the Equity Incentive Plan may be in the form of rights granted either in connection with a stock option (either (i) resulting in a concurrent exercise of an underlying option with each SAR exercise; or (ii) requiring the grantee to exercise an

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underlying option or to surrender the option for an appreciation distribution)
or independent of an option. Each SAR awarded under the Equity Incentive Plan shall otherwise contain such terms and conditions as the Board shall deem appropriate.

    The Equity Incentive Plan authorizes the following types of SARs:

    TANDEM STOCK APPRECIATION RIGHTS. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

    CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

    INDEPENDENT STOCK APPRECIATION RIGHTS. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of the common stock or a combination thereof.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Equity Incentive Plan or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Equity Incentive Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Equity Incentive Plan and the class and the maximum number of shares and price per share of stock subject to outstanding Stock Awards.

    Certain adjustments in Stock Awards outstanding under the Equity Incentive Plan may be made upon a Change in Control of the Company. The Equity Incentive Plan defines "Change in Control" as (i) a dissolution, liquidation, or sale of all or substantially all of the Company's assets; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately before the merger are converted by virtue of the merger into other property; or (iv) the individuals who, as of August 22, 1997 are members of the Board (the "Incumbent Board") cease for any reason to constitute at least 50% of the Board, provided, however, that any new director whose election or nomination by the Company's stockholders is approved by a vote of at least 50% of the Incumbent Board shall also be considered a member of the Incumbent Board.

    Upon a Change in Control of the Company other than a 50% change in the Incumbent Board, the surviving or acquiring corporation may assume Stock Awards outstanding under the Equity Incentive Plan or substitute similar stock awards for those outstanding under the Equity Incentive Plan. If the surviving or acquiring corporation assumes such Stock Awards or substitutes similar stock awards, and the service or employment of the holder of such awards is either voluntarily terminated with good reason or involuntarily terminated without cause (as those terms are defined in the Equity Incentive Plan) within one month before, or 13 months after, the Change in Control, then the vesting of those assumed Stock Awards or

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substituted stock awards and the time during which such awards may be exercised will accelerate. If the surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for such Stock Awards, then (i) the vesting of Stock Awards held by persons still serving the Company or an affiliate (whether as an employee, director or consultant) and the time during which such Stock Awards may be exercised will accelerate upon the Change in Control and those Stock Awards will terminate if not exercised after such acceleration and at or prior to the Change in Control; and (ii) all other Stock Awards outstanding under the Equity Incentive Plan will terminate if not exercised prior to the Change in Control.

    Upon a Change in Control of the Company involving a 50% change in the Incumbent Board, the vesting of Stock Awards held by persons still serving the Company or an affiliate (whether as an employee, director or consultant) and the time during which such Stock Awards may be exercised will accelerate upon the Change in Control.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Equity Incentive Plan will terminate August 21, 2007.

    The Board may also amend the Equity Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Equity Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for Stock Awards; or (iii) change any other provision of the Equity Incentive Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or the requirements of Section 422 of the Code, or Nasdaq or securities exchange listing requirements to which the Company is then subject.

RESTRICTIONS ON TRANSFER

    Under the Equity Incentive Plan, Stock Awards granted are generally non-transferable, with certain exceptions for transfers pursuant to a will or the laws of descent and distribution, or, excepting incentive stock options, pursuant to a domestic relations order.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Equity Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price; or
(ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time the stock was held. Capital gains

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currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum rate applicable to ordinary income or short-term capital gain is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Equity Incentive Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    RESTRICTED STOCK AND STOCK BONUSES. Restricted stock and stock bonuses granted under the Equity Incentive Plan generally have the following federal income tax consequences:

    Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on the length of time the stock was held from the date ordinary income was measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of a stock appreciation right, but upon, exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly-held corporation for compensation paid to a covered employee in a taxable year to the extent that non-performance-based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to Stock Awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Treasury regulations issued under Section 162(m) of the Code provide that compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and
(iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Restricted stock and stock bonuses qualify as performance-based compensation under these Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

    ERISA. The Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

                  PROPOSAL NO. 2--APPROVAL OF AMENDMENT TO THE
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    FCG stockholders are also being asked to approve an amendment to the Company's 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of common stock reserved for issuance thereunder from 200,000 shares to 300,000 shares (an increase of 100,000 shares). The Board approved the proposed amendment described above on December 15, 1998, to be effective upon stockholder approval. Approval of the amendment of the Director's Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the FCG special meeting.

    The Board believes that the increase in the number of shares available under the Directors' Plan will enable the Company to attract and retain highly-qualified non-employee directors to the Company's Board. The Board also believes equity-based incentives are favorable because such incentives align the interests of non-employee directors with those of the Company's stockholders.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    Unless otherwise indicated, the following summary of the principal provisions of the Directors' Plan assumes the approval of this Proposal No. 2. This summary is qualified in its entirety by reference to the full text of the Directors' Plan, a copy of which is attached to this proxy statement as APPENDIX B.

SUMMARY OF THE PROVISIONS OF THE 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

GENERAL

    The Directors' Plan was adopted by the Board on August 22, 1997, and was approved by the Company's stockholders on January 15, 1998. The Directors' Plan was adopted to provide a means by which directors of the Company who are not employed by the Company or an affiliate could be given an opportunity to purchase stock in the Company through the grant of nondiscretionary options. All of the Company's non-employee directors are eligible to participate in the Directors' Plan.

    The Directors' Plan provides for the automatic grant of nonstatutory stock options. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

STOCK SUBJECT TO THE DIRECTORS' PLAN

    Prior to the proposed amendment of the Directors' Plan, there were 200,000 shares of common stock authorized for issuance under the Directors' Plan. The amendment to the Directors' Plan proposed hereby would increase the number of shares authorized under the Directors' Plan to 300,000 shares. Subject to stockholder approval of Proposal No. 2, common stock that may be sold pursuant to options under the Directors' Plan shall not exceed in the aggregate 300,000 shares. As of December 31, 1998, no shares of common stock had been issued upon the exercise of options granted under the Plan, options to purchase 104,000 shares of common stock at a weighted average exercise price of $5.47 were outstanding, and 96,000 shares remained available for future grant. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the common stock not purchased pursuant to such options reverts to and again becomes available for issuance under the Plan.

ADMINISTRATION

    As authorized by the Directors' Plan, the Board has delegated the administration of the Directors' Plan to the Compensation Committee.

ELIGIBILITY

    Options may be granted under the Directors' Plan only to Non-Employee Directors of the Company.

NON-DISCRETIONARY GRANTS

    INITIAL GRANT. The Directors' Plan provides that each person who, on the adoption date, was then a non-employee director was automatically granted an option to purchase 20,000 shares of the Company's Common stock on such date. In addition, each person who is first elected as a non-employee director after the adoption date automatically shall be granted an option to purchase 4,000 shares of the Company's Common stock on the date of his or her initial election to the Board.

    ANNUAL GRANTS. The Directors' Plan provides that, on January 1 of each year, each person who is then a non-employee director automatically shall be granted shall be granted an annual option to purchase 4,000 shares of the Company's Common stock.

TERMS OF OPTIONS

    The following is a description of the terms of options under the Directors' Plan.

EXERCISE PRICE; PAYMENT.

    The exercise price of nonstatutory stock options under the Directors' Plan must be at least 100% of the fair market value of the Company's common stock subject to the option on the date of grant.

    The exercise price of options granted under the Directors' Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (A) by delivery of other common stock of the Company,
(B) pursuant to a deferred payment or other arrangement or (C) in any other form of legal consideration acceptable to the Board.

    In the event of a decline in the value of the Company's common stock, the Board has the authority to offer Non-Employee Directors the opportunity to replace outstanding higher priced nonstatutory options with new lower priced options.

OPTION EXERCISE.

    Stock options granted under the Directors' Plan may be exercised as the shares vest according to the following vesting schedules.

    Initial options granted to persons who were serving as non-employee directors on the adoption date shall vest as to 1/5th of the shares 12 months after the date of the grant and 1/60th of the shares each month thereafter. Initial options granted to non-employee directors after the adoption date shall vest as to 1/12th of the shares each month after the date of the grant. Annual options granted under the Directors' Plan shall vest as to 1/12th of the shares each month after the date of the grant.

    The Directors' Plan also provides that the time during which an option may be exercised shall be accelerated if a non-employee director's continuous service with the Company (whether as a director, employee or consultant) is terminated either (1) voluntarily (including due to death or disability) or (2) due to an involuntary termination without cause (as defined in the Directors'
Plan).

TERM OF OPTIONS.

    The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate twelve months after the termination of the optionee's employment or relationship as a director or consultant with the Company or any affiliate of the Company (including termination due to disability), except that an option may be exercised at any time within 18 months of such person's termination of employment due to death.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the Directors' Plan or subject to any option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Directors' Plan and the class and the maximum number of shares and price per share of stock subject to outstanding options.

    Certain adjustments in option outstanding under the Directors' Plan may be made upon a Change in Control of the Company. The Directors' Plan defines "Change in Control" as (i) a dissolution, liquidiation, or sale of all or substantially all of the Company's assets; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately before the merger are converted by virtue of the merger into other property; or (iv) the individuals who, as of August 22, 1997 are members of the Board (the "Incumbent Board") cease for any reason to constitute at least 50% of the Board, provided, however, that any new director whose election or nomination by the Company's stockholders is approved by a vote of at least 50% of the Incumbent Board shall also be considered a member of the Incumbent Board.

    Upon a Change in Control of the Company, the surviving or acquiring corporation may assume options outstanding under the Directors' Plan or substitute similar options for those outstanding under the Directors' Plan. If the surviving or acquiring corporation assumes such options or substitutes similar options, and the optionee's service or employment is either voluntarily terminated with good reason or involuntarily terminated without cause (as those terms are defined in the Directors' Plan) within one month before, or 13 months after, the Change in Control, then the vesting of those assumed options or substituted options and the time during which such options may be exercised will accelerate. If the surviving or acquiring corporation refuses to assume such options or to substitute similar options for such options, then (i) the vesting of options held by persons then performing services with the Company or an affiliate (whether as an employee, director or consultant) and the time during which such options may be exercised will accelerate upon the Change in Control and those options will terminate if not exercised after such acceleration and at or prior to the Change in Control; and (ii) all other options outstanding under the Directors' Plan will terminate if not exercised prior to the Change in Control.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate August 21, 2112.

    The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders within 12 months before or after its adoption by the Board if the amendment requires stockholder approval in order for the Directors' Plan to comply with Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirements.

RESTRICTIONS ON TRANSFER

    Under the Directors' Plan, options generally are not transferable (except by will or the laws of descent and distribution, pursuant to a domestic relations order, or to a spouse, children or lineal ancestors or descendants) unless such option expressly provides for transferability. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

FEDERAL INCOME TAX INFORMATION

    Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory option. Upon exercise of a nonstatutory option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Subject to the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of FCG common stock as of December 31, 1998 by: (i) each stockholder who is known by FCG to own beneficially more than 5% of FCG common stock; (ii) each named executive officer of FCG; (iii) each director of FCG; and (iv) all directors and executive officers of FCG as a group.

                                                            SHARES BENEFICIALLY
                                                                 OWNED(1)
                                                          -----------------------
NAME OF BENEFICIAL OWNER                                    NUMBER       PERCENT
-------------------------------------------------------   -----------    --------
James A. Reep(2).......................................     2,858,700     12.77%
David S. Lipson........................................     2,246,767     10.03%
Associate 401(k) and Stock Ownership Plan(3)...........     1,589,544      7.10%
Brent A. Hanson(4).....................................       826,200      3.69%
Thomas A. Reep(5)......................................       632,872      2.83%
Frank I. Mueller.......................................       301,896      1.35%
Roy A. Ziegler(6)......................................       207,616      *
Steven Heck(7).........................................       173,142      *
Richard N. Kramer(8)...................................       167,292      *
Luther J. Nussbaum(9)..................................       135,120      *
Donald R. Caldwell.....................................        11,524      *
Stanley R. Nelson(10)..................................         9,033      *
Steven Lazarus(10).....................................         9,033      *
Stephen E. Olson(10)...................................         9,033      *
Jack O. Vance(10)......................................         9,033      *
Scott S. Parker(10)....................................         3,277      *
Frank Baldino, Jr., Ph.D(10)...........................         8,470      *
All directors and executive officers
  as a group (16 persons)(3)(11).......................     7,609,008     33.98%

------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of FCG common stock.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, FCG believes, based on information furnished by such persons, that the persons named in the table above have sole voting and investment power with respect to all shares of FCG common stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 22,394,170 shares of FCG common stock outstanding as of December 31, 1998. Certain shares are subject to repurchase at the original issuance price plus a growth factor. The growth factor is equal to the average interest rate compounded quarterly which FCG pays to a commercial lending institution in a calendar quarter (the "growth factor"). In the event that FCG has no borrowings for a particular quarter then the growth factor shall be the prime rate on the first day of the quarter, as announced in the Wall Street Journal, or if the Wall Street Journal discontinues such announcements, then it shall be the prime rate as announced by Bank of America.

 (2) The business address of the named stockholder is c/o First Consulting Group, Inc., 111 West Ocean Blvd., 4th Floor, Long Beach, California 90802. All shares are held by The Reep Family LLC, of which Mr. Reep is the Managing Member.

 (3) The business address of the named stockholder is c/o First Consulting Group, Inc., 111 West Ocean Blvd., 4th Floor, Long Beach, California 90802. The shares are held by Union Bank as trustee of the

     ASOP. FCG allocates shares of FCG common stock as matching contributions to certain of its executive officers. These executive officers have the right to acquire the fair market value of the stock allocated to their respective accounts upon termination of employment. Such stockholders also have the right to vote such shares of FCG common stock allocated under the ASOP with respect to the approval or disapproval of any FCG merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction. Of the shares held by the ASOP, 9,180 shares have been allocated to the accounts of the following named executive officers: Steven Heck (1,520 shares); Richard N. Kramer (1,500 shares); Frank I. Mueller (1,540 shares); James A. Reep (1,540 shares); Thomas A. Reep (1,540 shares) and Roy A. Ziegler (1,540 shares). All other executive officers as a group have been allocated a total of 9,280 shares.

 (4) The business address of the named stockholder is c/o First Consulting Group, Inc., 6903 Rockledge Drive, Suite 920, Bethesda, Maryland 20817. The shares are held by The Brent A. Hanson Inter Vivos Trust, dated March 24, 1995, of which Mr. Hanson is trustee.

 (5) The business address of the named stockholder is c/o First Consulting Group, Inc., 111 West Ocean Blvd., 4th Floor, Long Beach, California 90802. The shares are held by The Reep Family Inter Vivos Trust, dated May 27, 1992, of which Mr. Reep and his wife, Patricia A. Reep, are trustees. Of the shares held, 73,864 are unvested shares as of October 30, 1998. Of such unvested shares, 36,932 are subject to repurchase by FCG at a price equal to $2.38 per share plus the growth factor and 36,932 shares are subject to repurchase by FCG at a price equal to $4.76 per share plus the growth factor.

 (6) Of the shares held, 124,569 are unvested shares as of December 31, 1998. Of such unvested shares, 30,594 are subject to repurchase by FCG at a price equal to $0.44 per share plus the growth factor, 24,866 are subject to repurchase by FCG at a price equal to $0.53 per share plus the growth factor, 46,073 are subject to repurchase by FCG at a price equal to $0.57 per share plus the growth factor, and 23,036 are subject to repurchase by FCG at a price equal to $2.80 per share plus the growth factor.

 (7) Of the shares held, 19,238 are unvested shares as of December 31, 1998. Of such unvested shares, 7,200 are subject to repurchase by FCG at a price equal to $0.22 per share plus the growth factor, 5,656 are subject to repurchase by FCG at a price equal to $0.53 per share plus the growth factor, 4,254 are subject to repurchase by FCG at a price equal to $0.57 per share plus the growth factor and 2,128 are subject to repurchase by FCG at a price equal to $2.80 per share plus the growth factor.

 (8) Of the shares held, 117,104 are unvested as of December 31, 1998. Of such unvested shares, 78,069 are subject to repurchase by FCG at a price equal to $0.57 per share plus the growth factor and 39,035 are subject to repurchase by FCG at a price equal to $2.80 per share plus the growth factor.

 (9) The shares are held by The Nussbaum Family Trust, a Revocable Living Trust, dated March 2, 1992, of which Mr. Nussbaum is trustee. Of the shares held, 94,583 are unvested shares as of December 31, 1998. Of such unvested shares, 63,055 are subject to repurchase by FCG at a price equal to $0.57 per share plus the growth factor and 31,528 are subject to repurchase by FCG at a price equal to $2.80 per share plus the growth factor.

 (10) Includes options exercisable within 60 days of December 31, 1998, issued by the Company to the following directors and executive officers: Frank Baldino, Jr. (4,620); Steven Lazarus (6,933); Stanley R. Nelson (6,933); Stephen E. Olson (6,933); Scott S. Parker (1,933); and Jack O. Vance (6,933).

 (11) Of the shares held, 763,998 are unvested shares as of December 31, 1998. In general, such unvested shares are subject to repurchase by FCG at a price equal to the original purchase price plus the growth factor.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

    FCG currently provides annual cash compensation in the amount of $10,000 to directors for services in such capacity. Directors are also reimbursed for certain expenses in connection with attendance at Board of Director and committee meetings. Directors receive automatic grants of nonstatutory stock options under the Directors' Plan and are eligible for grants of nonstatutory stock options under the 1997 Equity Incentive Plan. Currently, under the Non-Employee Director Restricted Stock Plan, each non-employee director is required to purchase and hold shares with an aggregate fair market value equal to the annual fees paid to the directors.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows, for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, certain compensation awarded or paid to, or earned by, the Company's named executive officers:

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                     COMPENSATION
                                                                     AWARDS
                                                       ANNUAL        -------
                                                  COMPENSATION(1)    SECURITIES   ALL OTHER
                                          FISCAL ------------------  UNDERLYING  COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR   SALARY($) BONUS($)  OPTIONS(#)     ($)(1)
----------------------------------------  -----  --------  --------  -------  --------------
James A. Reep ..........................  1998   $410,000  $140,000  --             --
  Chairman of the Board                   1997   379,500   120,435   --       $ 47,634(2)(3)
                                          1996   379,500   129,654   --             --

Luther J. Nussbaum .....................  1998   370,000    94,500   --             --
  Chief Executive Officer and             1997   324,500   127,533   --            49,009(3)
  Executive Vice President,               1996   289,500    88,200   --            38,095(4)
  Worldwide Practice Support

Steven Heck ............................  1998   370,000    66,150   --             --
  President and Executive Vice            1997   344,360   109,043   --           171,425(3)
  President, Practice                     1996   344,360   105,525   --           276,679(4)

Don M. Tompkins ........................  1998   350,000    89,250   --             --
  Vice President and Managing             1997   323,760   110,250   --            57,328(3)
  Director, Implementation Services       1996   258,760    80,000   --            36,195(4)

Richard W. Kramer ......................  1998   350,000    89,250   --            49,564(5)
  Vice President and Managing             1997   324,240    99,225   --            44,560(3)
  Director, East Region                   1996   284,240    95,288   --             --

Roy A. Ziegler .........................  1998   350,000    89,250   --             --
  Vice President and Managing             1997   324,500    99,225   --            51,111(3)
  Director, West Region                   1996   259,500   139,200   --             --

------------------------

(1) In accordance with the Commission rules, other annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the named executive officer for the fiscal year.

(2) Reflects a premium of $28,674 paid by FCG for a life insurance policy of which Mr. Reep is the beneficiary.

(3) Includes (i) imputed interest on interest-free loans by FCG to each of the named executive officers (except Mr. Reep) for the purchase of shares of FCG common stock under the 1994 Restricted Stock

    Plan; (ii) supplemental executive retirement plan contributions made on behalf of each of the named executive officers (except Mr. Reep); (iii) an allocation of 1,000 shares to each of the named executive officers' accounts under the ASOP at an aggregate valuation of $1,190 per named executive officer; (iv) FCG's 50% matching contribution of FCG common stock under the ASOP for the account of Messrs. Reep, Heck, Nussbaum, Tompkins, Kramer and Ziegler with an estimated valuation of $4,750, $4,680, $4,750, $4,380, $4,620 and $4,750, respectively, and (vi) $90,700 in relocation expenses paid to Mr. Heck in 1997 and 1996, respectively.

(4) Includes (i) imputed interest on interest-free loans by FCG to each of the named executive officers (except Mr. Reep) for the purchase of shares of FCG common stock under the 1994 Restricted Stock Plan; (ii) supplemental executive retirement plan contributions made on behalf of each of the named executive officers (except Mr. Reep); (iii) term life insurance premiums paid by FCG; (iv) an allocation of 200 shares to each of the named executive officers' accounts under the ASOP at an aggregate valuation of $957 per named executive officer; (v) FCG's 50% matching contribution of FCG common stock under the ASOP for the account of Messrs. Reep, Heck, Nussbaum, Tompkins, Kramer and Ziegler with an estimated valuation of $4,750, $4,680, $4,750, $4,380, $4,620 and $4,750, respectively, and (vi) $90,700 in relocation expenses paid to Mr. Heck in 1997 and 1996, respectively.

(5) Includes (i) imputed interest on an interest-free loans by FCG for the purchase of shares of FCG common stock under the 1994 Restricted Stock Plan;
    (ii) a supplemental executive retirement plan contribution made on behalf of Mr. Kramer; (iii) FCG's 50% matching contribution of FCG common stock under the ASOP for the account of Mr. Kramer with an estimated valuation of $5,000; (iv) a taxable fringe benefit in the amount of $1,192; and (v) a term life insurance premium paid by FCG.

OPTION/SAR GRANTS AND EXERCISES

    No options or stock appreciation rights were granted to or exercised by any named executive officer during fiscal 1998.

COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission and the Nasdaq National Market. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms furnished to the Company and representations by the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during the fiscal year ending December 31, 1998, except for the filing of certain Form 4's relating to distributions of the Company's common stock by the Company's Associate 401(k) and Stock Ownership Plan in 1998. Under the Company's Associate 401(k) and Stock Ownership Plan, employee contributions are matched with distributions of the Company's common stock.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    Under the Company's 1994 Restricted Stock Plan (as amended, the "1994 Plan") and form of Restricted Stock agreement ("RSA"), the Company has entered into RSAs with each of its vice presidents. The 1994 Plan and RSAs provide that each person, upon becoming a vice president of the Company, must purchase and hold a specific minimum number of shares of FCG common stock. Shares purchased under the RSAs prior to the consummation of the Company's initial public offering effective as of February 26,

1998 (the "IPO") are subject to a 10-year vesting period beginning the date upon which an individual becomes a vice president and continuing upon the completion of each year of service for such vice president. Automatic acceleration of such vesting occurs upon death or permanent disability of a vice president and upon certain changes in ownership of the Company. Partial acceleration of vesting may also occur upon the vice president attaining the age of 59. Shares purchased after the consummation of the IPO are fully vested upon purchase.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    Stanley R. Nelson, Stephen E. Olson, and Jack O. Vance are members of the Compensation Committee. Mr. Nelson is the Chairman and Chief Executive Officer of the Scottsdale Informatics Institute, formerly a wholly-owned subsidiary of the Company. As of December 31, 1998, the Scottsdale Institute is a separate entity organized under section 501(c)(3) of the Internal Revenue Code.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

RESPONSIBILITIES AND COMPOSITION OF THE COMMITTEE

    The Compensation Committee is responsible for (i) recommending the type and level of compensation for directors, officers and employees of the Company, (ii) administering the Company's equity incentive plans, and (iii) granting incentive stock options and nonstatutory stock options which are not pursuant to the Company's equity incentive plans. The Compensation Committee is also responsible for reviewing the performance of the Company's executive officers. Compensation for directors, officers and employees of the Company are approved by the Board.

    The Compensation Committee is composed of three members of the Board:
Stephen E. Olsen, Jack O. Vance, and Stanley R. Nelson. Messrs. Olsen and Vance have never served as employees of the Company or its subsidiaries. Mr. Nelson is the Chairman and Chief Executive Officer of the Scottsdale Informatics Institute, formerly a wholly-owned subsidiary of the Company. As of December 31, 1998, the Scottsdale Institute is a separate entity organized under section 501(c)(3) of the Internal Revenue Code.

    This report describes the philosophy that underlies the components of the Company's executive compensation programs. It also describes the details of the key elements of such programs, as well as the rationale for compensation paid to the Company's Chief Executive Officer and its other officers.

COMPENSATION PHILOSOPHY AND OBJECTIVES

    The Compensation Committee believes that all officers and employees should be compensated based on their contribution to the firm and to building sustainable long-term value for the Company's stockholders. In determining specific compensation programs, the Compensation Committee considers individual and group performance, including successful achievement of business, management and research objectives, maintenance of strong relationships with the firm's clients, new business generation and teamwork. The Compensation Committee strives to design compensation programs that will tie individual rewards to the Company's success and align interests between officers, employees and stockholders of the Company. The Compensation Committee also strives to design compensation programs that help retain its officers and employees and encourage personal and professional development and growth.

COMPENSATION OF OFFICERS GENERALLY

    Officer compensation programs typically consist of four components: base salaries, bonuses, equity incentives and other compensation. Base salaries are established on the basis of the officer's experience, salary history and contribution to the Company. Bonuses are established on the basis of individual achievement of established objectives, overall corporate performance and other factors. Equity incentives typically consist of stock purchases and stock option grants under the Company's equity incentive plans. The Company requires minimum stock purchases upon a person becoming an officer with the Company.

In addition, officers must hold a minimum number of shares of the Company's common stock throughout employment. Stock options are granted as inducements to employment with the Company, to aid in retention and to align the interest of such officers with those of the Company's stockholders. Other compensatory components typically consist of no-interest loans granted to vice presidents in connection with purchases of shares of the Company's common stock under the Company's equity incentive plans, relocation expenses, insurance premiums and similar payments. All components are evaluated annually to ensure that such components are appropriate and consistent with the strategic business objectives of the Company, the corporate culture of the Company, and the enhancement of stockholder value.

    BASE SALARY

    Base salary ranges and base salaries for the Company's officers are established at competitive levels according to the salaries attributable to comparable positions at comparable companies within the healthcare, management consulting and information services industries. The Compensation Committee reviews the base salary of each officer annually. The Compensation Committee considers each officer's level of responsibility, experience and overall contribution to the Company. The Compensation Committee also considers equity and fairness in setting the base salary of its officers. In making salary recommendations, the Compensation Committee exercises discretion based on the foregoing criteria. The Compensation Committee does not apply a specific formula to determine the weight of each factor considered.

    BONUSES

    Bonuses for the Company's officers are determined based on the attainment of specific business, management and research objectives. These objectives vary depending upon the position or role of the individual officer. The Compensation Committee also considers each officer's contribution to the Company's financial performance and organizational growth, including typical measurements of operational performance such as client continuity, utilization, employee turnover and professional development and growth. The Board establishes specific objectives for each officer the beginning of each year.

    STOCK OPTIONS AND OTHER EQUITY INCENTIVES

    The Compensation Committee administers the following equity incentive plans for the Company: (i) the 1997 Equity Incentive Plan; (ii) 1997 Non-Employee Directors' Stock Option Plan; (iii) 1994 Restricted Stock Purchase Plan; (iv) Non-Employee Directors' Restricted Stock Purchase Plan; and (v) Associate 401(k) and Stock Ownership Plan. The Compensation Committee also administers the equity incentive plans of the Company's subsidiaries. The Company's officers can receive stock option grants and other equity-based incentives under the 1997 Equity Incentive Plan, 1994 Restricted Stock Purchase Plan and the Associate Profit Sharing 401(k) and Stock Ownership Plan. The Company's officers may also receive non-statutory stock option grants that are inducements to employment and not pursuant to any of the Company's equity incentive plans.

    The Compensation Committee believes that all officers should hold an equity stake in the Company and requires its officers to purchase and hold a minimum number of shares of the Company's common stock. Under the Company's 1994 Restricted Stock Purchase Plan, each of the Company's Vice Presidents must sign a Restricted Stock Agreement (the "RSA"). The RSA requires each vice president to purchase and hold a minimum number of shares of the Company's common stock throughout employment with the Company. The number of shares required to be purchased and held under the RSA is equal in value to a specified multiple of such vice president's base salary. Shares of common stock purchased under the RSAs are subject to specified vesting periods, during which the Company retains the right to repurchase unvested shares at cost plus an amount equal to the original aggregate purchase price multiplied by a designated interest rate. These vesting provisions currently require that vice presidents remain with the Company for at least three years prior to vesting in a portion of the shares purchased under the RSA.

    Options to purchase shares of the Company's common stock are granted as incentives to the Company's officers to become employees of the Company, to aid in the retention of such officers and to align the interests of such officers with those of the stockholders. Options are granted when the officer first joins the Company, in connection with a significant change in an officer's responsibility and, occasionally, to achieve equity within an officer's peer group.

    In 1998, the Compensation Committee established an automatic stock option grant program to grant options to the Company's vice presidents based on the number of shares of the Company's common stock purchased under the RSAs. In 1998, the Company's vice presidents were granted an option to purchase one share of common stock for each share of common stock purchased under the RSAs. The Compensation Committee also granted options to purchase 100 shares of the Company's common stock to all non-officer employees of the Company as of January 1, 1998. The purpose of this grant was to provide an additional incentive to all non-officer employees to assist the Company in achieving financial growth and client satisfaction.

    The Compensation Committee grants incentive stock options to officers and employees of the Company. Individuals employed in foreign jurisdictions are typically granted non-statutory stock options. Options generally become exercisable over a six-year period (20% at the end of one year and 1.67% each month thereafter). Options granted during 1998 were granted at a price equal to the fair market value of the Company's common stock on the date of grant.

POLICY ON DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides in general that companies may not deduct in any taxable year compensation in excess of $1,000,000 paid to any Named Executive Officer, except to the extent such excess constitutes performance-based compensation. In order for incentive compensation to qualify as performance based compensation under
Section 162(m), the Company's discretion to grant awards must be strictly limited. The Company does not currently intend to qualify its incentive compensation plans under Section 162(m). The policy of the Company is to qualify future compensation arrangements to ensure deductibility, except in those cases where stockholder value is maximized by an alternative approach.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Chief Executive Officer's salary, bonus and other compensation follow the policies set forth above.

    James Reep served as the Company's Chief Executive Officer from March 1991 to October 1998. For the 1998 fiscal year, Mr. Reep's base salary was $400,000. Mr. Reep received a bonus of $140,000. Mr. Reep also received $5,000 in matching funds under the Company's Associate 401(k) and Stock Ownership Plan. Mr. Reep did not receive any option grants, purchase any restricted stock or other incentives under the Company's equity incentive plans.

    Luther Nussbaum has served as the Company's Chief Executive Officer since October 1998. Mr. Nussbaum's compensation was established in connection with his prior position as Executive Vice President, Worldwide Practice Support. No additional compensation was paid to Mr. Nussbaum upon his appointment as the Chief Executive Officer of the Company. For the 1998 fiscal year, Mr. Nussbaum's base salary was $360,000. Mr. Nussbaum received a bonus of $94,500. Mr. Nussbaum also received $5,000 in matching funds under the Company's Associate 401(k) and Stock Ownership Plan. Mr. Nussbaum did not receive any option grants, purchase any restricted stock or other incentives under the Company's equity incentive plans.

    The foregoing report has been approved by all of the members of the Committee.

                                          THE COMPENSATION COMMITTEE
                                          Stephen E. Olsen
                                          Jack O. Vance
                                          Stanley R. Nelson

                        COMPANY STOCK PRICE PERFORMANCE

    The stock price performance graph below includes companies required by the Securities and Exchange Commission and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed solicitating material or filed under such Acts.

    The following graph demonstrates a comparison of cumulative total returns based upon an initial investment of $100.00 in the Company's Common Stock as compared with the Hambrecht & Quist Technology Index and Nasdaq Composite. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects the Company's relative stock price on February 13, 1998 (the date the Company's Common Stock began trading on the Nasdaq National Market) through December 31, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE       FCGI        COMP       HQILK        DATE          FCGI       NASDAQ COMPOSITE    H&Q TECHNOLOGY INDEX
2/13/98       $18.31   $1,710.42   $1,338.96      2/13/98           100                 100                     100
2/17/98       $19.00   $1,703.43   $1,334.55      2/17/98   103.7542662         99.59132845              99.6706399
2/18/98       $19.00   $1,715.73   $1,323.19      2/18/98   103.7542662         100.3104501             98.82222023
2/19/98       $17.94   $1,727.01   $1,337.41      2/19/98   97.95221843         100.9699372             99.88423851
2/20/98       $17.88   $1,728.13   $1,352.10      2/20/98    97.6109215         101.0354182             100.9813587
2/23/98       $18.38   $1,751.76   $1,347.89      2/23/98   100.3412969         102.4169502             100.6669355
2/24/98       $18.38   $1,738.71   $1,368.34      2/24/98   100.3412969         101.6539797             102.1942403
2/25/98       $18.25   $1,766.48   $1,344.73      2/25/98   99.65870307         103.2775576             100.4309315
2/26/98       $18.63   $1,777.11   $1,379.49      2/26/98   101.7064846         103.8990423             103.0269762
2/27/98       $18.75   $1,770.51   $1,398.95      2/27/98   102.3890785         103.5131722              104.480343
3/2/98        $18.00   $1,758.54   $1,386.83       3/2/98   98.29351536         102.8133441             103.5751628
3/3/98        $17.75   $1,757.14   $1,362.46       3/3/98   96.92832765         102.7314928             101.7550935
3/4/98        $17.97   $1,759.70   $1,351.62       3/4/98   98.12286689         102.8811637             100.9455099
3/5/98        $17.97   $1,711.92   $1,358.36       3/5/98   98.12286689         100.0876978             101.4488857
3/6/98        $18.31   $1,753.49   $1,312.69       3/6/98           100          102.518095             98.03802952
3/9/98        $17.63   $1,725.16   $1,344.53       3/9/98   96.24573379         100.8617766             100.4159945
3/10/98       $19.31   $1,748.51   $1,308.15      3/10/98   105.4607509         102.2269384             97.69896039
3/11/98       $18.75   $1,756.85   $1,332.15      3/11/98   102.3890785         102.7145379             99.49139631
3/12/98       $18.75   $1,764.06   $1,348.51      3/12/98   102.3890785         103.1360718             100.7132401
3/13/98       $18.88   $1,771.66   $1,358.77      3/13/98   103.0716724         103.5804072             101.4795065
3/16/98       $18.75   $1,788.18   $1,365.50      3/16/98   102.3890785         104.5462518             101.9821354
3/17/98       $19.25   $1,779.30   $1,379.10      3/17/98   105.1194539         104.0270811             102.9978491
3/18/98       $19.44   $1,788.28   $1,364.60      3/18/98   106.1433447         104.5520983              101.914919
3/19/98       $19.63   $1,799.98   $1,371.76      3/19/98   107.1672355         105.2361408             102.4496624
3/20/98       $19.34   $1,789.16   $1,381.37      3/20/98   105.6313993         104.6035477             103.1673836
3/23/98       $19.00   $1,792.51   $1,361.83      3/23/98   103.7542662          104.799406             101.7080421
3/24/98       $19.91   $1,812.44   $1,368.73      3/24/98   108.7030717         105.9646169             102.2233674
3/25/98       $19.88   $1,824.51   $1,391.97      3/25/98   108.5324232         106.6702915             103.9590428
3/26/98       $19.88   $1,828.54   $1,399.75      3/26/98   108.5324232         106.9059062             104.5400908
3/27/98       $19.75   $1,823.62   $1,406.88      3/27/98   107.8498294         106.6182575             105.0725937
3/30/98       $20.50   $1,818.70   $1,398.20      3/30/98   111.9453925         106.3306089             104.4243293
3/31/98       $20.63   $1,835.68   $1,398.20      3/31/98   112.6279863         107.3233475             104.4243293
4/1/98        $19.88   $1,847.66   $1,398.20       4/1/98   108.5324232         108.0237602             104.4243293
4/2/98        $20.88   $1,852.96   $1,432.82       4/2/98   113.9931741         108.3336257             107.0099181
4/3/98        $20.63   $1,855.40   $1,431.82       4/3/98   112.6279863         108.4762807             106.9352333
4/6/98        $19.41   $1,829.14   $1,426.46       4/6/98   105.9726962         106.9409853             106.5349226
4/7/98        $19.13   $1,798.71   $1,404.61       4/7/98   104.4368601         105.1618901             104.9030591
4/8/98        $19.19   $1,807.01   $1,366.15       4/8/98    104.778157          105.647151             102.0306805
4/9/98        $19.31   $1,820.24   $1,378.70       4/9/98   105.4607509         106.4206452             102.9679751
4/13/98       $18.88   $1,824.95   $1,386.02      4/13/98   103.0716724         106.6960162             103.5146681
4/14/98       $19.13   $1,843.03   $1,385.23      4/14/98   104.4368601         107.7530665             103.4556671
4/15/98       $18.88   $1,863.26   $1,404.65      4/15/98   103.0716724         108.9358169             104.9060465
4/16/98       $19.13   $1,858.24   $1,442.14      4/16/98   104.4368601         108.6423218             107.7059808
4/17/98       $19.13   $1,866.60   $1,422.30      4/17/98   104.4368601         109.1310906             106.2242337
4/20/98       $23.75   $1,887.14   $1,427.60      4/20/98   129.6928328         110.3319652             106.6200633
4/21/98       $27.88   $1,903.87   $1,460.34      4/21/98     152.21843         111.3100876             109.0652447
4/22/98       $27.31   $1,917.61   $1,484.31      4/22/98   149.1467577          112.113399               110.85544
4/23/98       $26.88   $1,881.39   $1,486.69      4/23/98   146.7576792         109.9957905             111.0331899
4/24/98       $27.00   $1,868.96   $1,454.45      4/24/98    147.440273         109.2690684              108.625351
4/27/98       $24.88   $1,820.31   $1,461.03      4/27/98   135.8361775         106.4247378             109.1167772
4/28/98       $24.03   $1,831.77   $1,420.18      4/28/98   131.2286689         107.0947487             106.0659019
4/29/98       $24.44   $1,851.64   $1,431.96      4/29/98    133.447099         108.2564516             106.9456892
4/30/98       $24.00   $1,868.41   $1,452.99      4/30/98   131.0580205         109.2369126             108.5163112
5/1/98        $24.00   $1,873.44   $1,465.14       5/1/98   131.0580205         109.5309924             109.4237319
5/4/98        $24.00   $1,878.86   $1,469.17       5/4/98   131.0580205         109.8478736             109.7247117
5/5/98        $23.81   $1,864.91   $1,478.97       5/5/98   130.0341297         109.0322845             110.4566231
5/6/98        $23.50   $1,856.68   $1,471.37       5/6/98   128.3276451         108.5511161             109.8890183
5/7/98        $22.38   $1,835.14   $1,464.93       5/7/98   122.1843003         107.2917763              109.408048
5/8/98        $25.06   $1,864.37   $1,449.02       5/8/98   136.8600683         109.0007133             108.2198124
5/11/98       $25.44   $1,848.07   $1,474.41      5/11/98   138.9078498          108.047731             110.1160602
5/12/98       $25.53   $1,860.16   $1,456.01      5/12/98   139.4197952         108.7545749             108.7418594
5/13/98       $25.38   $1,866.18   $1,469.65      5/13/98   138.5665529         109.1065352             109.7605604
5/14/98       $25.44   $1,865.36   $1,480.00      5/14/98   138.9078498         109.0585938             110.5335484
5/15/98       $25.38   $1,846.77   $1,465.66      5/15/98   138.5665529         107.9717262              109.462568
5/18/98       $25.44   $1,831.62   $1,439.09      5/18/98   138.9078498         107.0859789              107.478192
5/19/98       $25.69   $1,845.87   $1,428.47      5/19/98   140.2730375         107.9191076             106.6850391
5/20/98       $24.19   $1,831.75   $1,446.34      5/20/98   132.0819113         107.0935794              108.019657
5/21/98       $23.75   $1,820.99   $1,427.64      5/21/98   129.6928328         106.4644941             106.6230507
5/22/98       $23.75   $1,805.00   $1,409.69      5/22/98   129.6928328          105.529636              105.282458
5/26/98       $22.63   $1,778.09   $1,392.59      5/26/98   123.5494881         103.9563382             104.0053474
5/27/98       $21.38   $1,781.10   $1,367.02      5/27/98   116.7235495         104.1323184             102.0956563
5/28/98       $21.50   $1,794.62   $1,371.36      5/28/98   117.4061433         104.9227675             102.4197885
5/29/98       $22.22   $1,778.87   $1,378.46      5/29/98    121.331058          104.001941             102.9500508
6/1/98        $23.50   $1,746.82   $1,358.24       6/1/98   128.3276451         102.1281323             101.4399235
6/2/98        $23.44   $1,761.79   $1,318.91       6/2/98   127.9863481         103.0033559             98.50256916
6/3/98        $23.75   $1,742.31   $1,336.22       6/3/98   129.6928328         101.8644543             99.79536357
6/4/98        $24.00   $1,769.95   $1,318.48       6/4/98   131.0580205         103.4804317             98.47045468
6/5/98        $23.88   $1,782.92   $1,350.75       6/5/98   130.3754266          104.238725             100.8805341
6/8/98        $24.00   $1,787.77   $1,367.07       6/8/98   131.0580205         104.5222811             102.0993906
6/9/98        $24.06   $1,800.76   $1,381.66       6/9/98   131.3993174         105.2817437             103.1890422
6/10/98       $23.88   $1,773.25   $1,402.88      6/10/98   130.3754266         103.6733668             104.7738543
6/11/98       $23.88   $1,749.75   $1,368.74      6/11/98   130.3754266         102.2994352             102.2241142
6/12/98       $24.25   $1,745.05   $1,340.48      6/12/98   132.4232082         102.0246489             100.1135209
6/15/98       $24.00   $1,715.75   $1,335.36      6/15/98   131.0580205         100.3116194             99.73113461
6/16/98       $24.25   $1,753.12   $1,310.99      6/16/98   132.4232082         102.4964629              97.9110653
6/17/98       $24.50   $1,776.40   $1,347.01      6/17/98   133.7883959         103.8575321             100.6012129
6/18/98       $23.75   $1,772.70   $1,353.80      6/18/98   129.6928328         103.6412109             101.1083229
6/19/98       $23.25   $1,781.29   $1,355.70      6/19/98   126.9624573         104.1434268             101.2502241
6/22/98       $23.19   $1,805.82   $1,357.80      6/22/98   126.6211604         105.5775774             101.4070622
6/23/98       $23.00   $1,844.57   $1,382.94      6/23/98   125.5972696         107.8431029             103.2846388
6/24/98       $23.00   $1,877.76   $1,417.63      6/24/98   125.5972696         109.7835619             105.8754556
6/25/98       $23.00   $1,863.25   $1,439.67      6/25/98   125.5972696         108.9352323             107.5215092
6/26/98       $23.50   $1,869.53   $1,435.60      6/26/98   128.3276451         109.3023936              107.217542
6/29/98       $23.50   $1,891.08   $1,432.82      6/29/98   128.3276451          110.562318             107.0099181
6/30/98       $26.25   $1,894.74   $1,447.73      6/30/98   143.3447099         110.7763006              108.123469
7/1/98        $25.00   $1,914.46   $1,443.58       7/1/98   136.5187713         111.9292338             107.8135269
7/2/98        $24.75   $1,894.00   $1,455.42       7/2/98   135.1535836         110.7330363             108.6977953
7/6/98        $25.00   $1,909.47   $1,425.52       7/6/98   136.5187713         111.6374925             106.4647189
7/7/98        $24.50   $1,908.11   $1,439.49       7/7/98   133.7883959         111.5579799              107.508066
7/8/98        $25.00   $1,935.39   $1,443.98       7/8/98   136.5187713         113.1529098             107.8434008
7/9/98        $24.50   $1,939.82   $1,473.65       7/9/98   133.7883959         113.4119105             110.0592998
7/10/98       $24.50   $1,943.04   $1,476.22      7/10/98   133.7883959         113.6001684             110.2512398
7/13/98       $25.00   $1,965.53   $1,474.15      7/13/98   136.5187713         114.9150501             110.0966422
7/14/98       $24.75   $1,968.41   $1,487.86      7/14/98   135.1535836         115.0834298             111.1205712
7/15/98       $24.75   $1,994.54   $1,483.66      7/15/98   135.1535836         116.6111248             110.8068949
7/16/98       $25.00   $2,000.56   $1,520.15      7/16/98   136.5187713         116.9630851             113.5321444
7/17/98       $24.25   $2,008.76   $1,531.27      7/17/98   132.4232082         117.4424995             114.3626397
7/20/98       $25.75   $2,014.25   $1,538.60      7/20/98   140.6143345         117.7634733             114.9100795
7/21/98       $25.50   $1,979.14   $1,543.72      7/21/98   139.2491468         115.7107611             115.2924658
7/22/98       $26.25   $1,969.75   $1,520.27      7/22/98   143.3447099         115.1617731             113.5411065
7/23/98       $27.13   $1,935.22   $1,496.27      7/23/98   148.1228669         113.1429707             111.7486706
7/24/98       $29.00   $1,930.99   $1,463.48      7/24/98   158.3617747         112.8956631              109.299755
7/27/98       $28.25   $1,933.26   $1,453.91      7/27/98   154.2662116          113.028379             108.5850212
7/28/98       $28.13   $1,896.53   $1,450.57      7/28/98   153.5836177         110.8809532             108.3355739
7/29/98       $28.00   $1,881.49   $1,436.62      7/29/98   152.9010239          110.001637             107.2937205
7/30/98       $27.75   $1,919.58   $1,415.68      7/30/98   151.5358362         112.2285754             105.7298202
7/31/98       $27.75   $1,872.39   $1,457.34      7/31/98   151.5358362          109.469604             108.8411902
8/3/98        $27.88   $1,851.10   $1,425.20       8/3/98     152.21843         108.2248804             106.4408197
8/4/98        $27.75   $1,785.64   $1,418.05       8/4/98   151.5358362         104.3977503             105.9068232
8/5/98        $26.88   $1,788.20   $1,368.40       8/5/98   146.7576792         104.5474211             102.1987214
8/6/98        $27.63   $1,829.51   $1,370.87       8/6/98   150.8532423         106.9626174             102.3831929
8/7/98        $27.38   $1,846.77   $1,411.79       8/7/98   149.4880546         107.9717262             105.4392962
8/10/98       $27.50   $1,839.21   $1,426.90      8/10/98   150.1706485         107.5297295              106.567784
8/11/98       $27.19   $1,792.70   $1,416.74      8/11/98   148.4641638         104.8105144             105.8089861
8/12/98       $26.56   $1,825.53   $1,375.60      8/12/98   145.0511945          106.729926             102.7364522
8/13/98       $26.00   $1,802.54   $1,408.62      8/13/98   141.9795222         105.3858117             105.2025453
8/14/98       $25.44   $1,790.19   $1,382.96      8/14/98   138.9078498         104.6637668             103.2861325
8/17/98       $25.00   $1,818.04   $1,375.45      8/17/98   136.5187713         106.2920218             102.7252494
8/18/98       $24.19   $1,855.12   $1,409.33      8/18/98   132.0819113         108.4599104             105.2555715
8/19/98       $24.00   $1,842.69   $1,445.33      8/19/98   131.0580205         107.7331883             107.9442254
8/20/98       $23.63   $1,832.45   $1,430.45      8/20/98   129.0102389          107.134505             106.8329151
8/21/98       $23.63   $1,797.61   $1,415.13      8/21/98   129.0102389         105.0975784             105.6887435
8/24/98       $23.50   $1,790.82   $1,391.45      8/24/98   128.3276451         104.7005999             103.9202067
8/25/98       $23.75   $1,798.17   $1,382.17      8/25/98   129.6928328         105.1303189             103.2271315
8/26/98       $23.75   $1,768.13   $1,386.18      8/26/98   129.6928328         103.3740251             103.5266177
8/27/98       $21.75   $1,686.41   $1,361.85      8/27/98   118.7713311         98.59625121             101.7095358
8/28/98       $19.94   $1,639.68   $1,284.65      8/28/98   108.8737201         95.86417371             95.94386688
8/31/98       $18.13   $1,499.25   $1,245.48      8/31/98   98.97610922         87.65390957             93.01846209
9/1/98        $17.75   $1,575.09   $1,120.75       9/1/98   96.92832765         92.08790823             83.70302324
9/2/98        $17.75   $1,592.85   $1,199.32       9/2/98   96.92832765         93.12624969             89.57101034
9/3/98        $17.75   $1,571.86   $1,208.19       9/3/98   96.92832765         91.89906573             90.23346478
9/4/98        $17.13   $1,566.52   $1,187.22       9/4/98   93.51535836         91.58686171             88.66732389
9/8/98        $17.75   $1,660.86   $1,185.11       9/8/98   96.92832765         97.10246606              88.5097389
9/9/98        $17.44   $1,624.55   $1,275.09       9/9/98     95.221843         94.97959565             95.22987991
9/10/98       $16.25   $1,585.33   $1,246.43      9/10/98   88.73720137          92.6865916             93.08941268
9/11/98       $15.00   $1,641.64   $1,218.31      9/11/98    81.9112628         95.97876545             90.98927526
9/14/98       $14.69   $1,665.69   $1,261.09      9/14/98   80.20477816         97.38485284             94.18429229
9/15/98       $14.38   $1,678.11   $1,280.76      9/15/98   78.49829352         98.11099028             95.65334289
9/16/98       $15.13   $1,689.91   $1,285.75      9/16/98   82.59385666         98.80087932             96.02602019
9/17/98       $15.13   $1,646.25   $1,295.59      9/17/98   82.59385666         96.24828989             96.76091892
9/18/98       $14.88   $1,663.77   $1,256.36      9/18/98   81.22866894         97.27259971             93.83103304
9/21/98       $14.69   $1,680.43   $1,259.41      9/21/98   80.20477816         98.24662948             94.05882177
9/22/98       $14.63   $1,697.80   $1,287.33      9/22/98   79.86348123         99.26216953             96.14402223
9/23/98       $14.31   $1,760.27   $1,303.21      9/23/98   78.15699659         102.9144888             97.33001733
9/24/98       $14.06   $1,720.34   $1,360.94      9/24/98   76.79180887         100.5799745             101.6415726
9/25/98       $13.88   $1,743.59   $1,323.61      9/25/98   75.76791809         101.9392898             98.85358786
9/28/98       $14.63   $1,739.22   $1,337.81      9/28/98   79.86348123          101.683797             99.91411245
9/29/98       $14.63   $1,734.05   $1,331.11      9/29/98   79.86348123          101.381532             99.41372408
9/30/98       $17.13   $1,693.84   $1,324.82      9/30/98   93.51535836         99.03064744              98.9439565
10/1/98       $16.19   $1,612.33   $1,282.60      10/1/98   88.39590444         94.26515125             95.79076298
10/2/98       $16.50   $1,614.98   $1,205.12      10/2/98   90.10238908         94.42008396             90.00418235
10/5/98       $13.13   $1,536.69   $1,205.12      10/5/98   71.67235495         89.84284562             90.00418235
10/6/98       $11.81   $1,510.89   $1,119.50      10/6/98   64.50511945         88.33444417              83.6096672
10/7/98        $9.69   $1,462.61   $1,102.09      10/7/98   52.90102389         85.51174565             82.30940431
10/8/98        $9.63   $1,419.12   $1,077.09      10/8/98   52.55972696         82.96909531             80.44228356
10/9/98        $9.31   $1,492.49   $1,047.34      10/9/98   50.85324232           87.258685             78.22040987
10/12/98       $9.63   $1,546.08   $1,117.99     10/12/98   52.55972696         90.39183358             83.49689311
10/13/98       $9.50   $1,509.45   $1,168.85     10/13/98   51.87713311         88.25025432             87.29536357
10/14/98       $9.81   $1,540.97   $1,136.40     10/14/98   53.58361775         90.09307655             84.87184083
10/15/98      $13.63   $1,611.01   $1,162.52     10/15/98   74.40273038         94.18797722             86.82260859
10/16/98      $11.63   $1,620.95   $1,227.44     10/16/98   63.48122867         94.76912103             91.67114776
10/19/98      $11.75   $1,648.73   $1,220.74     10/19/98   64.16382253         96.39328352              91.1707594
10/20/98      $11.50   $1,639.19   $1,257.25     10/20/98   62.79863481         95.83552578             93.89750254
10/21/98      $11.56   $1,674.75   $1,244.24     10/21/98   63.13993174          97.9145473              92.9258529
10/22/98      $12.56   $1,702.64   $1,271.52     10/22/98   68.60068259         99.54514096             94.96325506
10/23/98      $12.69   $1,693.86   $1,289.89     10/23/98   69.28327645         99.03181675             96.33521539
10/26/98      $12.13   $1,724.98   $1,295.81     10/26/98    66.2116041         100.8512529             96.77734958
10/27/98      $12.25   $1,717.63   $1,324.82     10/27/98   66.89419795         100.4215339              98.9439565
10/28/98      $13.88   $1,737.35   $1,322.45     10/28/98   75.76791809         101.5744671             98.76695346
10/29/98      $15.13   $1,757.19   $1,346.90     10/29/98   82.59385666         102.7344161             100.5929976
10/30/98      $16.44   $1,771.39   $1,378.56     10/30/98   89.76109215         103.5646216             102.9575193
11/2/98       $17.25   $1,800.91   $1,390.61      11/2/98   94.19795222         105.2905134             103.8574715
11/3/98       $17.38   $1,788.43   $1,416.25      11/3/98   94.88054608         104.5608681             105.7723905
11/4/98       $18.50   $1,823.57   $1,399.77      11/4/98   101.0238908         106.6153342             104.5415845
11/5/98       $19.31   $1,837.10   $1,449.77      11/5/98   105.4607509          107.406368              108.275826
11/6/98       $18.88   $1,856.56   $1,459.37      11/6/98   103.0716724         108.5441003             108.9928004
11/9/98       $18.13   $1,861.05   $1,470.96      11/9/98   98.97610922         108.8066089             109.8583976
11/10/98      $18.50   $1,865.62   $1,472.08     11/10/98   101.0238908         109.0737947             109.9420446
11/11/98      $18.13   $1,862.11   $1,467.30     11/11/98   98.97610922          108.868582             109.5850511
11/12/98      $17.88   $1,851.06   $1,473.14     11/12/98    97.6109215         108.2225418             110.0212105
11/13/98      $18.06   $1,847.99   $1,472.93     11/13/98   98.63481229         108.0430538             110.0055267
11/16/98      $18.25   $1,861.68   $1,462.04     11/16/98   99.65870307          108.843442             109.1922089
11/17/98      $18.63   $1,878.52   $1,475.77     11/17/98   101.7064846         109.8279955             110.2176316
11/18/98      $19.50   $1,897.44   $1,475.77     11/18/98   106.4846416         110.9341565             110.2176316
11/19/98      $19.88   $1,919.68   $1,521.11     11/19/98   108.5324232          112.234422             113.6038418
11/20/98      $19.63   $1,928.21   $1,542.47     11/20/98   107.1672355         112.7331299             115.1991098
11/23/98      $20.75   $1,977.42   $1,547.44     11/23/98   113.3105802          115.610201             115.5702934
11/24/98      $22.13   $1,965.88   $1,591.49     11/24/98   120.8191126         114.9355129             118.8601601
11/25/98      $22.25   $1,985.21   $1,574.74     11/25/98   121.5017065         116.0656447             117.6091892
11/27/98      $22.75   $2,016.44   $1,594.51     11/27/98   124.2320819          117.891512             119.0857083
11/30/98      $23.50   $1,949.54   $1,621.16     11/30/98   128.3276451          113.980192              121.076059
12/1/98       $23.00   $2,003.75   $1,555.81      12/1/98   125.5972696          117.149589             116.1954054
12/2/98       $22.75   $1,995.21   $1,604.49      12/2/98   124.2320819         116.6502964             119.8310629
12/3/98       $22.88   $1,954.33   $1,617.80      12/3/98   124.9146758         114.2602402              120.825118
12/4/98       $22.00   $2,003.16   $1,587.60      12/4/98   120.1365188         117.1150945             118.5696361
12/7/98       $20.63   $2,040.64   $1,631.14      12/7/98   112.6279863         119.3063692             121.8214136
12/8/98       $20.88   $2,034.75   $1,667.33      12/8/98   113.9931741         118.9620093             124.5242576
12/9/98       $19.94   $2,050.42   $1,667.87      12/9/98   108.8737201         119.8781586             124.5645874
12/10/98      $19.44   $2,015.96   $1,673.93     12/10/98   106.1433447         117.8634487             125.0171775
12/31/98      $18.63   $2,029.31   $1,622.95     12/11/98   101.7064846         118.6439588             121.2097449
12/31/98      $18.63   $1,966.92   $1,630.75     12/14/98   101.7064846         114.9963167             121.7922866
12/31/98      $19.00   $2,012.60   $1,575.52     12/15/98   103.7542662         117.6670058             117.6674434
12/31/98      $18.88   $2,009.36   $1,621.46     12/16/98   103.0716724         117.4775786             121.0984645
12/31/98      $19.00   $2,043.88   $1,608.94     12/17/98   103.7542662         119.4957964             120.1634104
12/31/98      $18.81   $2,086.14   $1,654.14     12/18/98   102.7303754         121.9665345             123.5391647
12/31/98      $18.88   $2,138.03   $1,692.67     12/21/98   103.0716724         125.0002923             126.4167712
12/31/98      $20.25   $2,120.98   $1,745.50     12/22/98   110.5802048         124.0034611             130.3623708
12/31/98      $20.63   $2,172.54   $1,730.34     12/23/98   112.6279863         127.0179254             129.2301488
12/31/98      $22.13   $2,163.03   $1,765.40     12/24/98   120.8191126         126.4619216             131.8485989
12/31/98      $21.25   $2,180.30   $1,765.40     12/28/98   116.0409556         127.4716152             131.8485989
12/31/98      $21.25   $2,181.77   $1,795.13   12/31/1998   116.0409556          127.557559             134.0689789
12/31/98      $21.00   $2,166.95   $1,790.01   12/31/1998   114.6757679         126.6911051             133.6865926
12/31/98      $20.50   $2,192.69   $1,789.78     12/31/98   111.9453925         128.1959986             133.6694151
1/4/99        $22.81   $2,208.05   $1,809.97       1/4/99   124.5733788         129.0940237             135.1773018
1/5/99        $23.00   $2,251.27   $1,815.40       1/5/99   125.5972696         131.6208884             135.5828404

STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy statement of FCG to be issued in connection with the 1999 annual meeting of FCG stockholders must be delivered to, or mailed and received at, the principal executive offices of FCG not later than on the close of business on the sixtieth day nor earlier than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event public announcement of the date of such annual meeting is first made by FCG fewer than seventy days prior to the date of such annual meeting, the close of business on the tenth day following the day on which public announcement is first made by FCG. The Company currently expects that its 1999 Annual Meeting of Stockholders will be held on June 8, 1999.

OTHER BUSINESS

    The Board does not currently intend to bring any other business before the special meeting, and, so far as is known to the Board, no matters are to be brought before the special meeting except as specified in the notice of the special meeting. As to any business that may properly come before the special meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors

                                            [/S/ PATRICIA A. LOWERY]
                                          Patricia A. Lowery
                                          SECRETARY

Long Beach, California
January 20, 1999

                                   APPENDIX A
                          FIRST CONSULTING GROUP, INC.
                           1997 EQUITY INCENTIVE PLAN

                          FIRST CONSULTING GROUP, INC.
                           1997 EQUITY INCENTIVE PLAN

                            ADOPTED AUGUST 22, 1997
                   APPROVED BY SHAREHOLDERS JANUARY 15, 1998
                ADJUSTED FOR 4-FOR-1 STOCK SPLIT FEBRUARY 1998,
                        REINCORPORATION IN DELAWARE AND
                             CHANGE IN COMPANY NAME

                       TERMINATION DATE: AUGUST 21, 2007

1. PURPOSES.

    (a) The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options,
(iii) stock bonuses, (iv) rights to purchase restricted stock and (v) stock appreciation rights.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "BOARD" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e) "COMPANY" means First Consulting Group, Inc., a Delaware corporation.

    (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

    (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the Participant's service to the Company or an Affiliate of the Company, whether in the capacity of an Employee, a Director or a Consultant, is not interrupted or terminated. The Participant's Continuous Status as an Employee, Director or Consultant shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such service to the Company or an Affiliate or the Company or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service. The Board or its designee, in that party's sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or its designee, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

    (i) "COVERED EMPLOYEE" means the Chief Executive Officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (j) "DIRECTOR" means a member of the Board.

    (k) "DISABILITY" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

    (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows (and in each case prior to the Listing Date, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations):

        (1) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (p) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

    (q) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

    (r) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of

Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under
Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or
(ii) is otherwise considered a "non-employee director" for purposes of Rule
16b-3.

    (s) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (t) "OFFICER" means (i) prior to the Listing Date, any person designated by the Company as an officer and (ii) from and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (u) "OPTION" means a stock option granted pursuant to the Plan.

    (v) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (w) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

    (x) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (y) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan.

    (z) "PLAN" means this First Consulting Group, Inc. 1997 Plan.

    (aa) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended.

    (cc) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (dd) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

    (ee) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (ff) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

        (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (3) To amend the Plan or a Stock Award as provided in Section 14.

        (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4. SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million Five Hundred Thousand (3,500,000) shares of Common Stock. Notwithstanding the foregoing and subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Incentive Stock Options shall not exceed in the aggregate Three Million Five Hundred Thousand (3,500,000) shares of Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Directors and Consultants. Notwithstanding the foregoing, Stock Appreciation Rights may be granted only after the Listing Date.

    (b) Prior to the Listing Date, no person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant. After the Listing Date this provision shall apply only to Incentive Stock Options.

    (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, after the Listing Date no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than Eight Hundred Thousand (800,000) shares of the Company's common stock in any calendar year.

6. OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or (ii) at the discretion of the Board at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. Prior to the Listing Date, an Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. After the Listing Date, a Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16 of the Exchange Act and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Prior to the Listing Date and to the extent required by applicable law, the vesting provisions of individual Options may vary, but Options granted to persons other officers, directors or consultants (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option, although vesting may be subject to reasonable conditions such as continued employment. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement, which, prior to the Listing Date, shall not be less than thirty (30) days unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    An Optionee's Option Agreement may also provide that, if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as described in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this subsection 6(f)).

        (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, prior to the Listing Date, in no event shall be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, prior to the Listing Date, in no event shall be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate; provided, however, that, prior to the Listing Date and to the extent required by applicable law,
(i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Notwithstanding the foregoing, shares received on exercise of an Option by an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may be subject to additional or greater restrictions. Any shares repurchased pursuant to the Company's repurchase right described in this subsection 6(i) shall be returned to and again become available for issuance under the Plan.

        (j) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that, prior to the Listing Date and to the extent required by applicable law, (i) such repurchase right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant (or in the case of a post-termination exercise of the Option, the ninety (90) period following such exercise), or (B) such longer period as may be agreed to by the Company and the Optionee, (ii) such repurchase right shall be exercisable for less than all of the vested shares only with the Optionee's consent and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of the exercise price or the stock's Fair Market Value at the time of such termination. Notwithstanding the foregoing, shares received on exercise of an Option by an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may be subject to additional or greater restrictions specified in the Option Agreement.

        (k) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Such right of first refusal shall be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee's intent to transfer shares and must be exercised as to all the shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the shares offered. The purchase of the shares following exercise shall be completed within thirty (30) days of the Company's receipt of notice of the Optionee's intent to transfer shares, or such longer period of time as has been offered by the person to whom the Optionee intends to transfer the shares, or as may be agreed to by the Company and the Optionee. Except as expressly provided in this subsection 6(k), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

        (l) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% shareholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board may determine that an eligible person may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

        (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

        (c) CONSIDERATION. price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Prior to the Listing Date and to the extent required by applicable law, the applicable agreement shall provide (i) that the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Stock Award was granted (except that a Stock Award granted to an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may become fully vested, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or of any of its Affiliates), and (ii) such right shall be exercisable only (A) within the ninety
(90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Participant, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares.

        (e) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. STOCK APPRECIATION RIGHTS.

    (a) After the Listing Date, the Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

        (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the Participant to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

        (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

        (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the Participant is vested under such Independent Right, and with respect to which the Participant is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. CANCELLATION AND RE-GRANT OF OPTIONS.

    (a) The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value for an Incentive Stock Option or, in the case of an Option held by a 10% shareholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which
Section 424(a) of the Code applies.

    (b) Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this
Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10. COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS.

    (a) Subject to any applicable provisions of the California Corporate Securities Law of 1968 and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Employee, Director or a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

    (c) To the extent required by applicable law, throughout the term of any Stock Award, the Company shall deliver to the Participant, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This subsection 12(c) shall not apply (i) after the Listing Date, or (ii) when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

    (d) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or a Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

    (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (f) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (g) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

    (b) A "Change in Control" shall mean: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the Board, provided, however, that if the election, or nomination for election, by the Company's shareholders of any new director was approved by a vote of at least 50% of the Incumbent Board, such new director shall, for purposes of this subsection 13(b), be considered as a member of the Incumbent Board.

    In the event of a Change in Control other than a 50% change in the Incumbent Board (as described above), then: (i) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an option to acquire the same consideration paid to shareholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, (ii) in the event the any surviving or acquiring corporation does assume such Stock Awards or substitute similar Stock Awards for those outstanding under the Plan, then upon the Participant's Voluntary Termination with Good Reason (as described in subsection 13(c)) or the Participant's Involuntary Termination without Cause (as described in subsection 13(d)) the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated upon the occurrence of such event, or (iii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants and subject to any applicable provisions of the California Corporate Securities Law of 1968 and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

    In the event of a Change in Control due to a 50% change in the Incumbent Board (as described above), then with respect to Stock Awards held by persons then performing services as Directors, Employees or Consultants, the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated immediately after such event.

    (c) The term "Voluntary Termination with Good Reason" means (i) the Participant's resignation, with good reason, as an Employee, Director or Consultant of the Company within one month prior to the Change in Control or
(ii) the Participant's resignation, with good reason, as an Employee, Director or Consultant of the surviving or acquiring corporation which assumed the Participant's Stock Award or substituted a similar Stock Award for the Participant's Stock Award within 13 months after a Change in Control. "Good reason" means any of the following:

        (1) reduction of the Participant's rate of compensation as in effect immediately prior to the Change in Control;

        (2) failure to provide a package of welfare benefit plans which, taken as a whole, provide substantially similar benefits to those in which the Participant was entitled to participate immediately prior to the Change in Control (except that employee contributions may be raised to the extent of any cost increases imposed by third parties);

        (3) a change in the Participant's responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by the Participant;

        (4) a request that the Participant relocate to a worksite that is more than 35 miles from the Participant's prior worksite, unless the Participant accept such relocation opportunity;

        (5) failure or refusal of a successor to the Company to assume the Company's obligations under this option agreement; or

        (6) material breach by the Company or any successor to the Company of any of the material provisions of the Participant's Stock Award.

    (d) The term "Involuntary Termination without Cause" means (i) the involuntary termination, without cause, of the Participant's Continuous Status as an Employee, Director or Consultant by the Company within one month prior to a Change in Control or (ii) the involuntary termination, without cause, of the Participant's Continuous Status as an Employee, Director or Consultant of the surviving or acquiring corporation which assumed the Participant's Stock Award or substituted a similar Stock Award for the Participant's Stock Award within 13 months after a Change in Control. "Cause" means any of the following:

        (1) the Participant's theft, dishonesty, or falsification of documents or records;

        (2) the Participant's improper use or disclosure of the company's confidential or proprietary information;

        (3) any action by the Participant which has a detrimental effect on the company's reputation or business;

        (4) The Participant's failure or inability to perform any reasonable assigned duties after written notice from the company of, and a reasonable opportunity to cure, such failure or inability;

        (5) any material breach by the Participant of any employment or service agreement between the Participant and the company which breach is not cured pursuant to the terms of such agreement; or

        (6) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant's ability to perform his or her duties with the company.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

    (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

    (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective on the date adopted by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                   APPENDIX B

                             FCG ENTERPRISES, INC.
                          1997 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

                          FIRST CONSULTING GROUP, INC.
                          1997 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

                            ADOPTED AUGUST 22, 1997
                   APPROVED BY SHAREHOLDERS JANUARY 15, 1998
                ADJUSTED FOR 4-FOR-1 STOCK SPLIT FEBRUARY 1998,
                        REINCORPORATION IN DELAWARE AND
                             CHANGE IN COMPANY NAME

                       TERMINATION DATE: AUGUST 21, 2112

1. PURPOSE.

    (a) The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of Nonstatutory Stock Options.

    (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (c) The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options granted pursuant to Section 6 hereof.

2. DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "ANNUAL OPTION" means a stock option granted pursuant to subsection 5(d) of the Plan.

    (c) "BOARD" means the Board of Directors of the Company.

    (d) "CODE" means the Internal Revenue Code of 1986, as amended.

    (e) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (f) "COMPANY" means First Consulting Group, Inc., a Delaware corporation.

    (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (h) "CONTINUOUS SERVICE" means that the Optionee's service to the Company or an Affiliate of the Company, whether in the capacity of a Director or subsequently as an Employee or a Consultant, is not interrupted or terminated. The Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders such service to the Company or an Affiliate or the Company or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's service. The Board or its designee, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or its designee, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

    (i) "DIRECTOR" means a member of the Board.

    (j) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

        (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

        (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "INITIAL OPTION" means a stock option granted pursuant to subsection 5(b) or subsection 5(c) of the Plan.

    (p) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

    (q) "NON-EMPLOYEE DIRECTOR" means a Director who is not a current Employee or Officer of the Company or its parent or subsidiary and does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director.

    (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (s) "OFFICER" means (i) prior to the Listing Date, any person designated by the Company as an officer and (ii) from and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (t) "OPTION" means a stock option granted pursuant to the Plan.

    (u) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (v) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

    (w) "PLAN" means this First Consulting Group, Inc. 1997 Non-Employee Directors' Stock Option Plan.

    (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

3. ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (ii) To amend the Plan or an Option as provided in Section 12.

        (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4. SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Three Hundred Thousand (300,000) shares of Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY AND NON-DISCRETIONARY GRANTS.

    (a) Options shall be granted only to Non-Employee Directors of the Company and of its wholly-owned subsidiary, First Consulting Group, Inc.

    (b) On August 22, 1997, the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an Initial Option to purchase Twenty Thousand (20,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

    (c) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or shareholders of the Company, be granted an Initial Option to purchase Four Thousand (4,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

    (d) On January 1 of each year, commencing with January 1, 1998, each person who is then a Non-Employee Director automatically shall be granted an Annual Option to purchase Four Thousand (4,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

6. OPTION PROVISIONS.

    Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) PRICE. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash or (2) at the discretion of the Board at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment (however, in the event the Company reincorporates in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually.

        (d) TRANSFERABILITY. An Option shall be transferable only to the extent specifically provided in the Option Agreement; provided, however, that if the Option Agreement does not specifically provide for the transferability of the Option, the Option shall not be transferable except by will, by the laws of descent and distribution, pursuant to a domestic relations order satisfying the requirements of Rule 16 of the Exchange Act or to the spouse, children, lineal ancestors and lineal descendants of the Optionee (or to a trust or a limited liability partnership or company created solely for the benefit of the Optionee and/or the foregoing persons) and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or a permitted transferee. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e)  VESTING.

        (i) The total number of shares of stock subject to an Option shall be allotted in periodic installments. The Option Agreement shall provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

        (ii) Initial Options for continuing Non-Employee Directors provided under subsection 5(b) in each case will provide for vesting of 1/5th of the shares 12 months after the date of the grant and 1/60th of the shares each month thereafter; provided, however, that if the Optionee's Continuous Service (whether as a Director, Employee or Consultant) is terminated either
    (1) voluntarily (including due to death or disability) or (2) due to an Involuntary Termination without Cause as defined in subsection 11(d), then the vesting of such Option and the time during which such Option may be exercised shall be accelerated upon the occurrence of such event.

        (iii) Initial Options for new Non-Employee Directors provided under subsection 5(c) in each case will provide for vesting of 1/12th of the shares each month after the date of the grant; provided, however, that if the Optionee's Continuous Service (whether as a Director, Employee or Consultant) is terminated either (1) voluntarily (including due to death or disability) or (2) due to an Involuntary Termination without Cause as defined in subsection 11(d), then the vesting of such Option and the time during which such Option may be exercised shall be accelerated upon the occurrence of such event.

        (iv) Annual Options provided under subsection 5(d) in each case will provide for vesting of 1/12th of the shares each month after the date of the grant; provided, however, that if the Optionee's Continuous Service (whether as a Director, Employee or Consultant) is terminated either (1) voluntarily (including due to death or disability) or (2) due to an Involuntary Termination without Cause as defined in subsection 11(d), then the vesting of such Option and the time during which such Option may be exercised shall be accelerated upon the occurrence of such event.

        (f) TERMINATION OF SERVICE. In the event an Optionee's Continuous Service (whether as a Director, Employee or Consultant) terminates (other than upon the Optionee's death), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date twelve
(12) months after the termination of the Optionee's Continuous Service or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    If the exercise of the Option following the termination of the Optionee's Continuous Service (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as described in subsection 6(a) or (ii) the expiration of a period of twelve (12) months after the termination of the Optionee's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which the Option may be exercised beyond the period described in the first paragraph of this subsection 6(f)).

        (g) DEATH OF OPTIONEE. In the event of the death of an Optionee during,for within a period specified in the Option after the termination of, the Optionee's Continuous Service (whether as a Director, Employee or Consultant), the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death , or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire

Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option.

        (i) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Such right of first refusal shall be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee's intent to transfer shares and must be exercised as to all the shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the shares offered. The purchase of the shares following exercise shall be completed within thirty (30) days of the Company's receipt of notice of the Optionee's intent to transfer shares, or such longer period of time as has been offered by the person to whom the Optionee intends to transfer the shares, or as may be agreed to by the Company and the Optionee. Except as expressly provided in this subsection 6(i), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

7. CANCELLATION AND RE-GRANT OF OPTIONS.

    The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than the Fair Market Value for an Option. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

8. COVENANTS OF THE COMPANY.

    (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10. MISCELLANEOUS.

    (a) Neither a Non-Employee Director nor any person to whom an Option is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (b) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any holder of Options any right to continue serving as a Director, Employee or Consultant, or shall affect the right of the Company or any Affiliate to terminate the Optionee's service as a Director, Employee or Consultant pursuant to the Company's Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

    (c) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (d) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

    (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least 50% of the Board, provided, however, that if the election, or nomination for election, by the Company's shareholders of any new Director was approved by a vote of at least 50% of the Incumbent Board, such new Director shall, for purposes of this subsection 11(b), be considered as a member of the Incumbent Board (collectively, a "Change in Control"), then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to shareholders in the transaction described in this subsection 11(b)) for those outstanding under the Plan, (ii) in the event the any surviving or acquiring corporation does assume such Options or substitute similar Options for those outstanding under the Plan, then upon the Optionee's Voluntary Termination with Good Reason (as described in subsection 11(c)) or the Optionee's Involuntary Termination without Cause (as described in subsection 11(d)) the vesting of such Options and the time during which such Options may be exercised shall be accelerated upon the occurrence of such event, or (iii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Directors, Employees or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

    (c) The term "Voluntary Termination with Good Reason" in connection with a Change in Control as described in subsection 11(b) means (i) the Optionee's resignation, with good reason, as a Director, Employee or Consultant within one month prior to the Change in Control or (ii) the Optionee's resignation, with good reason, as a Director, Employee or Consultant of the surviving or acquiring corporation which assumed the Optionee's Option or substituted a similar Option for the Optionee's Option within 13 months after a Change in Control. "Good reason" means any of the following to the extent applicable to the Optionee's position as a Director, Employee or Consultant at that time:

        (i) reduction of the Optionee's rate of compensation as in effect immediately prior to the Change in Control;

        (ii) failure to provide a package of benefits which, taken as a whole, provide substantially similar benefits to those in which the Optionee was entitled to participate immediately prior to the Change in Control;

        (iii) a change in the Optionee's responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by the Optionee;

        (iv) a request that the Optionee relocate to a worksite that is more than 35 miles from the Optionee's prior worksite, unless the Optionee accept such relocation opportunity;

        (v) failure or refusal of a successor to the Company to assume the Company's obligations under this option agreement; or

        (vi) material breach by the Company or any successor to the Company of any of the material provisions of the Optionee's option.

    (d) The term "Involuntary Termination without Cause" in connection with a Change in Control as described in subsection 11(b) means (i) the involuntary termination, without cause, of the Optionee's Continuous Service (whether as a Director, Employee or Consultant) by the Company within one month prior to a Change in Control or (ii) the involuntary termination, without cause, of the Optionee's Continuous Service by the surviving or acquiring corporation which assumed the Optionee's Option or substituted a similar Option for the Optionee's Option within 13 months after a Change in Control. "Cause" means any of the following:

        (i) the Optionee's theft, dishonesty, or falsification of documents or records;

        (ii) the Optionee's improper use or disclosure of the company's confidential or proprietary information;

        (iii) any action by the Optionee which has a detrimental effect on the company's reputation or business;

        (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the company of, and a reasonable opportunity to cure, such failure or inability;

        (v) any material breach by the Optionee of any service agreement between the Optionee and the company which breach is not cured pursuant to the terms of such agreement; or

        (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Optionee's ability to perform his or her duties with the company,

12. AMENDMENT OF THE PLAN AND OPTIONS.

    (a) The Board at any time, and from time to time, may amend the Plan.

    (b) The Board may in its sole discretion submit any amendment to the Plan for shareholder approval.

    (c) Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

    (d) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 21, 2112, which is fifteen (15) years from the date the Plan was adopted by the Board. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

14. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective on August 22, 1997, the date adopted by the Board.

P
R
O
X
Y

                        FIRST CONSULTING GROUP, INC.
                 PROXY for Special Meeting of Stockholders
                        To Be Held February 26, 1999
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned stockholder of FIRST CONSULTING GROUP, INC., a
Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated January 20, 1999, and hereby appoints Luther J. Nussbaum and Patricia A. Lowery proxies and attorneys-in-fact, each with full power of substitution, on behalf of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of FIRST CONSULTING GROUP, INC., to be held at 111 W. Ocean Blvd, 4th Floor, Long Beach, CA 90802, on February 26, 1999 at 9:00 a.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS AS THE PROXYHOLDER DEEMS ADVISABLE.

                                                            -----------
                                                                SEE
                                                              REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SIDE
                                                            -----------

/X/ Please mark your
    votes as in this
    example.
                                                         FOR   AGAINST  ABSTAIN
1.  Proposal to approve the amendment of FCG's 1997
    Equity Incentive Plan to increase the number of      / /      / /      / /
    shares of FCG common stock reserved for issuance thereunder from 1,600,000 shares to 3,500,000 shares.

2.  Proposal to approve the amendment of FCG's 1997
    Non-Employee Directors' Stock Option Plan to         / /     / /      / /
    increase the number of shares of FCG common stock reserved for issuance thereunder from 200,000 shares to 300,000 shares.

3.  To vote or otherwise represent the shares on any
    and all other business which may properly come      / /     / /      / /
    before the Special Meeting of Stockholders or any adjournment or adjournments thereof, according to and in the discretion of the proxyholder.

                                       MARK HERE FOR ADDRESS
                                       CHANGE AND NOTE NEW ADDRESS       / /
                                       IN SPACE BELOW


                                       Please mark, sign, date and
                                       return the proxy card promptly
                                       using the enclosed envelope.


--------------------           --------------------      -------
    Signature                        Signature             Date:

Note: Please sign exactly as your name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.